FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 1, 1999




                      CENTURY PENSION INCOME FUND XXIII
            (Exact name of registrant as specified in its charter)


             California                0-14528               94-2963120
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

Westpoint Business Center, Alpha Business Center and Plymouth Service Center were sold on June 1, 1999. The Registrant has a 68% ownership interest in Minneapolis Business Parks Joint Venture, the entity which owned the sold properties. The properties were sold to Weeks Realty, L.P., a Georgia Limited Partnership, an unrelated party, for $14,661,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)       Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-Q for the quarter ended June 30, 1999.

(c)       Exhibits

   10.1 Purchase and Sale Contract between Registrant and Duke Realty Limited Partnership, an Indiana limited partnership, dated April 20, 1999.

   10.2 Amendment to Purchase and Sale Contract between Registrant, Duke Realty Limited Partnership and Weeks Realty, L.P. (Assignee), a Georgia limited partnership, dated May 26, 1999.





                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           CENTURY PENSION INCOME FUND XXIV

                                 By:   Fox Partners VI
                                       Its General Partner

                                 By:   FOX CAPITAL MANAGEMENT CORPORATION
                                       Its Managing General Partner

                                 By:   /s/ Patrick J. Foye
                                       Executive Vice President

                                 Date: June 14, 1999